CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Jun. 30, 2013	Dec. 31, 2012	Jun. 30, 2012	Dec. 31, 2011
Stockholders’ equity
Share capital, par value (in dollars per share)	$ 1.00	$ 1.00
Share capital, shares authorized (in shares)	125,000,000	125,000,000
Share capital, shares issued (in shares)	93,260,000	85,225,000
Share capital, shares outstanding (in shares)	93,260,000	85,225,000	79,225,000	79,125,000